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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-95630, No. 333-04192, and No. 333-04190 of MiniMed Inc. on Form S-8 of our
report dated February 9, 2000 (except for Note 15, as to which the date is March 8, 2000), appearing in this Annual Report on Form 10-K of MiniMed, Inc. for the year ended December 31, 1999.


/s/  DELOITTE & TOUCHE, LLP
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Los Angeles, California
March 30, 2000